UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2021

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 12, 2021, Entravision Communications Corporation (the “Company”) issued a press release announcing the receipt of a notice from the New York Stock Exchange (the “NYSE”) that the Company had regained compliance with the continued listing requirements under the timely filing criteria established in the NYSE Rules (as defined below). The press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

As previously disclosed by the Company on April 7, 2021, the Company received a notice from the NYSE that the Company was not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual (the “NYSE Rules”), because the Company did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”) on or prior to the due date thereof or by the extended filing due date provided by Rule 12b-25.  Such notices are routinely issued by the NYSE when there are late filings with the SEC.

On April 12, 2021, the Company filed its Form 10-K with the SEC. Following such filing the Company received a notice from the NYSE that the Company had regained compliance with the continued listing requirements under the timely filing criteria established in the NYSE Rules.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains certain forward-looking statements, including without limitation the Company’s current expectations and beliefs with respect to the Company’s compliance with the continued listing requirements of the NYSE Rules. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this report. Although the Company believes such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the SEC.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Entravision Communications Corporation on April 12, 2021 announcing New York Stock Exchange compliance.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION
Date: April 12, 2021	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer